Share-based payments (Tables)	6 Months Ended
Jun. 30, 2026
Share-based payment arrangements [Abstract]
Schedule of Key Assumptions Used in Valuation
The following table summarizes the preliminary fair value for accounting purposes at the measurement date and the key assumptions used in the valuation of the Executive Chairman 2026-2028 PSUs and the 2026-2028 PSUs.

	Executive Chairman 2026-2028 PSUs	2026-2028 PSUs
Fair value	€8.46 - €8.77	€10.08 - €12.28

Measurement date share price	€9.06	€11.47
Expected volatility based on the historical and implied volatility of a group of comparable companies	38.30%	36.40%
Dividend yield	1.06%	1.00%
Risk-free rate	3.57%	3.97%
2025-2028 RSUs
In the first half of 2026, the Company granted an additional 18,710 RSUs to certain employees of the Group that vest in tranches between 2026 and 2027, subject to the recipient’s continued service to the Group.